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                                                                   EXHIBIT 10.13

                                                                  Execution Copy

                                 AMENDMENT NO. 2
                                       to
                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of June 25, 2004

            THIS AMENDMENT NO. 2 ("Amendment") is entered into as of June 25, 2004 by and among LPAC Corp. II (the "Seller"), Lennox Industries Inc. (the "Servicer"), Jupiter Securitization Corporation ("Jupiter"), the Financial Institutions party hereto and Bank One, NA, as Agent (the "Agent").

                              PRELIMINARY STATEMENT

            A. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of June 27, 2003 (as amended on September 11, 2004, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

            B. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement on the terms and subject to the conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

            (a) Exhibit I to the Purchase Agreement is amended to delete the definition of "Liquidity Termination Date" in its entirety and replace it with the following:

            "Liquidity Termination Date" means June 24, 2005.

            SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of the following:

            (a) four (4) copies of this Amendment duly executed by each of the parties hereto; and

            (b) a renewal fee for the account of each Financial Institution, which is not a Non-Renewing Financial Institution, in an aggregate amount equal to $35,000, payable to the

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Agent for the ratable benefit of such Financial Institutions based on each such
Financial Institution's Commitment.

            SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

            (a) Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Purchase Agreement, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

            (b) Each of the Seller and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

            SECTION 4. Fees, Costs, Expenses and Taxes. Without limiting the rights of the Agent and the Purchasers set forth in the Purchase Agreement and the Fee Letter, the Seller agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent and the Purchasers incurred in connection with the preparation, execution and delivery of this Amendment and any other instruments or documents to be delivered in connection herewith and with respect to advising the Agent and the Purchasers as to their rights and responsibilities hereunder and thereunder.

            SECTION 5. Reference to and Effect on the Purchase Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

            (b) Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

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            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET. SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS).

            SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                      LPAC CORP. II, as Seller

                                      By:_______________________
                                         Name:
                                         Title:

                                      LENNOX INDUSTRIES INC., as Servicer

                                      By:_______________________
                                      Name:
                                      Title:

       Signature Page to Amendment No. 2 to Receivables Purchase Agreement

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                                      JUPITER SECURITIZATION CORPORATION

                                      By:_________________________________
                                      Name: Maureen Marcon
                                      Title: Authorized Signatory

                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                         as a Financial Institution and as Agent

                                      By:_______________________
                                         Name: Maureen Marcon
                                         Title: Director, Capital Markets

       Signature Page to Amendment No. 2 to Receivables Purchase Agreement